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Exhibit 99.2

Unaudited Pro Forma Condensed Combined Financial Statements

        Molson Coors Brewing Company ("MCBC") and SABMiller plc ("SABMiller") entered into a Joint Venture Agreement (the "JV Agreement") on December 20, 2007, which was amended by Amendment No. 1 on April 2, 2008, Amendment No. 2 on April 4, 2008 and Amendment No. 3 on July 1, 2008 pursuant to which each of SABMiller and MCBC's respective subsidiaries Miller Brewing Company ("Miller") and Coors Brewing Company ("CBC") agreed to contribute (or caused the contribution of) various assets and liabilities to the formation of MillerCoors LLC a joint venture ("MillerCoors" or the "joint venture"). The MillerCoors transaction represents both the disposition of 58% of our CBC U.S. beer business, and the acquisition of 42% of the Miller U.S. beer business.

        The following unaudited pro forma condensed combined financial information and explanatory notes give effect to the transaction between SABMiller and MCBC as if the assets and liabilities of SABMiller and MCBC had been contributed as of March 30, 2008 (with respect to the unaudited condensed combined pro forma balance sheet information) and as of January 1, 2007 (with respect to unaudited pro forma condensed combined statements of operations information for the year ended December 30, 2007 and the thirteen weeks ended March 30, 2008). The unaudited pro forma combined financial information reflects the impact of the acquired joint venture interest on MCBC's historical financial position and results of operations under the equity method of accounting. Under the equity method of accounting, the assets and liabilities contributed to the joint venture by MCBC are subtracted from the MCBC consolidated statement of financial position and the contributed value of MCBC's investment in the joint venture is recorded at MCBC's historical cost as "Equity Investment in MillerCoors" in the asset section of the unaudited pro forma condensed combined balance sheet. The MCBC's portion of income received from the joint venture is recorded as "Equity Investment Earnings in MillerCoors" in operating income on the unaudited pro forma condensed combined statement of operations. MillerCoors is a partnership and not a taxable entity, as such, MCBC will record its proportionate share of income taxes, as it relates to the equity investment earnings in MillerCoors, in its consolidated income tax provision.

        The unaudited pro forma condensed combined balance sheet as of March 30, 2008 assumes the formation of the joint venture was completed on that date. The unaudited pro forma condensed combined statement of operations for the fiscal year ended December 30, 2007 and for the thirteen weeks ended March 30, 2008 give effect to the acquisition as if it had been completed on January 1, 2007, the first day of MCBC's 2007 fiscal year end. The JV Agreement was executed on July 1, 2008.

        The unaudited pro forma financial information is based on historical financial statements of Miller and CBC. The Miller financial statements included herein include parts of the Miller Brewing Company that are not being contributed to MillerCoors. Miller's fiscal year ends on March 31, while MCBC's fiscal year ends on the last Sunday of each December. As described in Note 1 to the unaudited pro forma condensed combined financial statements, the period covered by Miller's historical financial information has not been adjusted as the Miller historical financial information closely aligns to MCBC's fiscal year-end in the accompanying unaudited pro forma condensed combined financial statements. The unaudited pro forma condensed combined financial statements do not purport to represent the combined financial position or results of operations or financial condition had the joint venture transaction between Miller and CBC actually occurred as of these dates or the results that the combined company would have achieved after the joint venture transaction. The unaudited pro forma combined financial information has been derived from and should be read together with the historical consolidated financial statements of MCBC, which previously have been filed with the SEC, and the historical financial statements of Miller, which are included herein.

        Unless otherwise stated, all amounts shown in this section are in U.S.$ and in accordance with U.S. GAAP.

UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT

For the Thirteen weeks ended March 30, 2008

(in U.S.$ millions, except per share data)

	MCBC Thirteen weeks ended March 30, 2008	MCBC's U.S. Business Contributed to MillerCoors	Equity Investment in MillerCoors	Pro forma Adjustments		MCBC Pro Forma
		(Note2)	(Note 3)	(Note 4)
Sales	$1,816.2	$(751.4)	$—	$26.1	A	$1,090.9
Excise taxes	(459.6)	101.4	—	—		(358.2)

Net sales	1,356.6	(650.0)	—	26.1		732.7
Cost of goods sold	(835.0)	392.9	—	(26.1	) A	(468.2)

Gross profit	521.6	(257.1)	—	—		264.5
Marketing, general and administrative	(436.6)	197.5	—	—		(239.1)
Equity investment earnings in MillerCoors			47.1
				0.3	B
				6.9	C
				1.9	D
				15.9	E
				(10.7	) F
				(8.4	) G
				(3.9	) H
				0.2	I	49.3
Special items, net	(7.3)	(8.0)	—	5.5	J	(9.8)

Operating income	77.7	(67.6)	47.1	7.7		64.9
Interest expense, net	(36.3)	0.5	—	—		(35.8)
Other income (expense)—net	4.6	(2.4)	—	—		2.2

Income from continuing operations before income taxes and minority interests	46.0	(69.5)	47.1	7.7		31.3
Income tax benefit	5.5	—	—	3.6	K	9.1

Income before minority interests	51.5	(69.5)	47.1	11.3		40.4
Minority interests	(5.4)	4.7	—	—		(0.7)

Income from continuing operations	$46.1	$(64.8)	$47.1	$11.3		$39.7

Income from continuing operations per share—basic	$0.25					$0.22

Income from continuing operations per share—diluted	$0.25					$0.22

Weighted average number of shares—basic	181.0					181.0

Weighted average number of shares—diluted	184.5					184.5

See accompanying notes to unaudited pro forma condensed combined financial statements.

UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT

For the Fifty-two weeks ended December 30, 2007

(in U.S.$ millions, except per share data)

	MCBC Fifty-two weeks ended December 30, 2007	MCBC's U.S. Business Contributed to MillerCoors	Equity Investment in MillerCoors	Pro forma Adjustments		MCBC Pro Forma
		(Note 2)	(Note 3)	(Note 4)
Sales	$8,319.7	$(3,192.4)	$—	$91.8	A	$5,219.1
Excise taxes	(2,129.1)	437.5	—	—		(1,691.6)

Net sales	6,190.6	(2,754.9)	—	91.8		3,527.5
Cost of goods sold	(3,702.9)	1,703.3	—	(91.8	) A	(2,091.4)

Gross profit	2,487.7	(1,051.6)	—	—		1,436.1
Marketing, general and administrative	(1,734.4)	755.7	—	—		(978.7)
Equity investment earnings in MillerCoors			270.3
				1.9	B
				3.0	D
				20.8	E
				(6.6	) F
				(4.7	) G
				10.2	H
				0.8	I	295.7
Special items, net	(112.2)	9.5	—	13.9	J	(88.8)

Operating income	641.1	(286.4)	270.3	39.3		664.3
Interest expense, net	(124.4)	2.3	—	—		(122.1)
Other income, net	17.7	(0.1)	—	—		17.6

Income from continuing operations before income
taxes and minority interests	534.4	(284.2)	270.3	39.3		559.8
Income tax expense	(4.2)	—	—	(9.7	) K	(13.9)

Income before minority interest	530.2	(284.2)	270.3	29.6		545.9
Minority interest	(15.3)	12.9	—	—		(2.4)

Income from continuing operations	$514.9	$(271.3)	$270.3	$29.6		$543.5

Income from continuing operations per share—basic	$2.88					$3.04

Income from continuing operations per share—diluted	$2.84					$3.00

Weighted average number of shares—basic	178.7					178.7

Weighted average number of shares—diluted	181.4					181.4

See accompanying notes to unaudited pro forma condensed combined financial statements.

UNAUDITED PRO FROMA CONDENSED COMBINED BALANCE SHEET

at MARCH 30, 2008

(in U.S.$ millions)

	MCBC at March 30, 2008	MCBC's U.S. Business Contributed to MillerCoors	Equity Investment in MillerCoors	Pro forma Adjustments		MCBC Pro Forma
		(Note 2)	(Note 3)	(Note 4)
ASSETS
Current assets:
Cash and cash equivalents	$118.7	$(55.0)	$—	$—		$63.7
Accounts and notes receivable, net	846.3	(209.4)	—	—		636.9
Affiliate accounts receivable	—	—	—	540.1	L	540.1
Inventories, net	383.0	(141.1)	—	—		241.9
Other current assets	135.3	(32.4)	—	—		102.9
Discontinued operations	5.7	—	—	—		5.7

Total current assets	1,489.0	(437.9)	—	540.1		1,591.2
Properties, net	2,643.4	(1,015.1)	—	—		1,628.3
Goodwill	3,257.9	(1,578.1)	—	—		1,679.8
Other intangibles, net	4,846.5	(17.1)	—	—		4,829.4
Equity investment in MillerCoors	—	—	2,677.8	(122.3 (260.7	) M ) L	2,294.8
Other non-current assets	555.0	(4.5)	—	46.7	M	597.2
Discontinued operations	4.6	—	—	—		4.6

TOTAL ASSETS	12,796.4	$(3,052.7)	$2,677.8	$203.8		$12,625.3

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$310.5	$(153.4)	$—	$—		$157.1
Affiliate accounts payable	—	—	—	279.4	L	279.4
Other current liabilities	1,165.3	(235.3)	—	—		930.0
Short-term debt	34.4	(4.5)	—	—		29.9
Discontinued operations	41.1	—	—	—		41.1

Total current liabilities	1,551.3	(393.2)	—	279.4		1,437.5
Long-term debt	2,030.8	(22.7)	—	—		2,008.1
Pension and post-retirement benefits	637.4	(156.2)	—	—		481.2
Other long-term liabilities	1,348.1	(12.6)	—	—		1,335.5
Discontinued operations	126.7	—	—	—		126.7

Total liabilities	5,694.3	(584.7)	—	279.4		5,389.0
Minority interests	45.1	(34.4)	—	—		10.7
Stockholders' equity:
Capital stock	1,061.8	—	—	—		1,061.8
Paid-in capital	3,096.2	(2,677.8)	2,677.8	—		3,096.2
Retained earnings	1,958.7	—	—	—		1,958.7
Accumulated other comprehensive income	940.3	244.2	—	(75.6	) M	1,108.9

Total stockholders' equity	7,057.0	(2,433.6)	2,677.8	(75.6)		7,225.6

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$12,796.4	$(3,052.7)	$2,677.8	$203.8		$12,625.3

See accompanying notes to unaudited pro forma condensed financial statements.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1. Basis of Presentation

        The unaudited pro forma condensed combined financial information and notes have been prepared to give effect to the formation of the joint venture executed on July 1, 2008 between MCBC and SABMiller as if the assets and liabilities of Miller and CBC had been contributed as of March 30, 2008 (with respect to the unaudited pro forma condensed combined balance sheet information) and beginning on January 1, 2007 (with respect to unaudited pro forma condensed combined statements of operations information for the year ended December 30, 2007 and thirteen weeks ended March 30, 2008).

        The unaudited pro forma combined financial information has been derived from, and should be read together with, the historical consolidated financial statements of MCBC and the financial statements of Miller. These unaudited pro forma condensed combined financial statements have been prepared based upon historical financial information of Miller and MCBC giving effect to the joint venture transaction and other related adjustments described in these footnotes. These unaudited pro forma condensed combined financial statements are not necessarily indicative of the results of operations that would have been achieved had the joint venture transaction actually taken place at the dates indicated and do not purport to be indicative of future financial position or operating results. The unaudited pro forma combined financial information has been derived from and should be read together with the historical consolidated financial statements of MCBC, which previously have been filed with the SEC, and the historical financial statements of Miller, which are included herein.

        The joint venture will be accounted for using the equity method of accounting, in accordance with U.S. GAAP. Information under the heading "Pro Forma Adjustments" gives effect to the adjustments related to the formation of MillerCoors.

        Miller's most recent fiscal year ended on March 31, 2008 and MCBC's most recent fiscal year ended on December 30, 2007. As such these fiscal year ends do not differ by more than 93 days, and SEC rules allow a combined presentation of these reporting periods for the purposes of pro forma financial information.

        The unaudited pro forma condensed combined balance sheet was prepared by combining the historical consolidated balance sheet information as of March 30, 2008 for CBC with Miller's historical consolidated balance sheet information as of March 31, 2008, assuming the joint venture transaction had occurred on March 30, 2008. The pro forma condensed combined income statement for the year ended December 30, 2007, was prepared by combining the CBC results of operations for the year ended December 30, 2007, with Miller's corresponding year ended March 31, 2008, assuming the joint venture transaction had occurred on January 1, 2007, the first day of MCBC's fiscal year ended December 30, 2007. The pro forma condensed combined income statement for the thirteen weeks ended March 30, 2008, was prepared by combining the CBC results of operations income statements for the thirteen weeks ended March 30, 2008, with Miller's corresponding financial information for their fourth quarter ended March 31, 2008, also assuming the joint venture transaction had occurred on January 1, 2007.

        The unaudited pro forma condensed combined income statements do not reflect significant operational and administrative cost savings ("synergies") that management of MillerCoors estimates may be achieved as a result of the joint venture, or non-recurring one-time costs that may be incurred as a direct result of the transaction.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements (Continued)

2. MCBC's U.S. Business Contributed to MillerCoors

        The following table reconciles the historical reported MCBC U.S. Business, as reported in MCBC's first quarter Form 10-Q filed May 6, 2008, to the results of the business contributed to MillerCoors for the thirteen weeks ended March 30, 2008 (in U.S.$ millions):

	MCBC's U.S. Business	Adjustments to U.S. Business		MCBC's U.S. Business Contributed to MillerCoors
Sales	$751.4	$—		$751.4
Excise taxes	(101.4)	—		(101.4)

Net sales	650.0	—		650.0
Cost of goods sold	(392.9)	—		(392.9)

Gross profit	257.1	—		257.1
Marketing, general and administrative	(197.6)	0.1	(1)	(197.5)
Special items, net	8.0	—		8.0

Operating income	67.5	0.1		67.6
Interest expense	—	(0.5	)(2)	(0.5)
Other income (expense)—net	2.4	—		2.4

Income from continuing operations before minority interests	69.9	(0.4)		69.5
Minority interests	—	(4.7	)(3)	(4.7)

Pre-tax income	$69.9	$(5.1)		$64.8

(1)
Environmental expenditures not contributed to MillerCoors as the associated liabilities are being retained by MCBC.

(2)
Interest expense associated with a U.S. business subsidiary's (Rocky Mountain Metal Company) external debt transferred to MillerCoors. Amount was not previously disclosed as a part of the U.S. business in MCBC's Form 10-Q.

(3)
Minority interests associated with U.S. business' subsidiaries, Rocky Mountain Metal Company and Rocky Mountain Bottle Company, which are being contributed to the joint venture as part of the U.S. business. Amount was not previously disclosed as part of the U.S. business in MCBC's Form 10-Q.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements (Continued)

2. MCBC's U.S. Business Contributed to MillerCoors (Continued)

        The following table reconciles the historical reported MCBC U.S. Business, as reported in MCBC's most recent Form 10-K filed February 21, 2008, to the results of the business contributed to MillerCoors for the year ended December 30, 2007 (in U.S.$ millions):

	MCBC's U.S. Business	Adjustments to U.S. Business		MCBC's U.S. Business Contributed to MillerCoors
Sales	$3,202.5	$(10.1	)(1)	$3,192.4
Excise taxes	(437.5)	—		(437.5)

Net sales	$2,765.0	$(10.1)		$2,754.9
Cost of goods sold	(1,715.1)	11.8	(1)	(1,703.3)

Gross profit	1,049.9	1.7		1,051.6
Marketing, general and administrative	(754.7)	(1.0	)(1)	(755.7)
Special items, net	(9.5)	—		(9.5)

Operating income	285.7	0.7		286.4
Interest expense	—	(2.3	)(2)	(2.3)
Other income, net	0.1	—		0.1

Income from continuing operations before minority interests	285.8	(1.6)		284.2
Minority interest	—	(12.9	)(3)	(12.9)

Pre-tax income	$285.8	$(14.5)		$271.3

(1)
During the first quarter of 2008, MCBC adjusted its operating and reporting structure to reflect a re-alignment of responsibility associated with certain developing beer markets. The adjustment appropriately reflects the impact of re-alignment for the year ended December 30, 2007.

(2)
Interest expense associated with a U.S. business subsidiary's (Rocky Mountain Metal Company) external debt transferred to MillerCoors. Amount was not previously disclosed as part of the U.S. business in MCBC's Form 10-Q.

(3)
Including the minority interests associated with U.S. business' subsidiaries, Rocky Mountain Metal Company and Rocky Mountain Bottle Company, which are being contributed to the joint venture as part of the U.S. business. Amount was not previously disclosed as a part of the U.S. business in MCBC's most recent Form 10-K.

        The assets and liabilities of MCBC's U.S. Business Contributed to MillerCoors represent the elimination effect of contributing those items pursuant the JV agreement. Under the equity method of accounting, the assets and liabilities are contributed to the joint venture by subtracting them from the MCBC consolidated statement of financial position and recording the contributed value of MCBC's investment in the joint venture as an equity investment, defined in Note 3.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements (Continued)

3. Equity investment in MillerCoors

  Equity investment earnings in MillerCoors

        The following table represents the combined pre-tax income of MillerCoors for the thirteen weeks ended March 30, 2008 (in U.S.$ millions):

Miller U.S. Business Contributed to MillerCoors—Pre-tax Income(1)	$47.3
MCBC's U.S. Business Contributed to MillerCoors—Pre-tax Income	64.8

Total Combined Pre-tax Income of MillerCoors	112.1
MCBC's equity interest in the investment in earnings of MillerCoors	42%

MCBC Equity investment earnings in MillerCoors	$47.1

    (1)
    Represents Miller's contributed business results of operations for their fiscal quarter ended March 31, 2008.

        The following table represents the combined pre-tax income of MillerCoors for the year ended December 30, 2007 (in U.S.$ millions):

Miller Brewing Company Results of Operations—Pre-tax Income(1)	$347.7
Adjustments to Reflect Items Not Contributed to MillerCoors:
Net interest expense(2)	52.2
Miller International business(3)	(31.7)
Other, net	4.1

Miller U.S. Business Contributed to MillerCoors—Pre-tax Income(4)	372.3
MCBC's U.S. Business Contributed to MillerCoors—Pre-tax Income	271.3

Total Combined Pre-tax Income of MillerCoors	643.6
MCBC's equity interest in the investment in earnings of MillerCoors	42%

MCBC Equity investment earnings in MillerCoors	$270.3

    (1)
    As reported in Miller Brewing Company's Consolidated Statement of Operations and Comprehensive Income included in Exhibit 99.1.

    (2)
    Miller is not contributing long-term debt instruments to MillerCoors.

    (3)
    Represents Miller's International Results of Operations not contributed to MillerCoors.

    (4)
    Represents Miller's contributed business results of operations for their fiscal year ended March 31, 2008.

  Equity Investment in MillerCoors

        The unaudited pro forma condensed combined balance sheet reflects MCBC's Equity Investment in MillerCoors. The adjustment reflects MCBC's contributed value of the net assets pursuant the JV Agreement as the joint venture will be accounted for by MCBC under the equity method of accounting. Under the equity method of accounting, the net assets contributed to the joint venture form the basis of MCBC's investment in MillerCoors. The difference between MCBC's contributed net assets to MillerCoors and its 42% basis in the total contributed net assets of both Miller and Coors, will be depreciated or amortized as described in pro forma adjustment I in Note 4. MCBC's investment

Notes to Unaudited Pro Forma Condensed Combined Financial Statements (Continued)

3. Equity investment in MillerCoors (Continued)

in the joint venture is recorded as "Equity Investment in MillerCoors" in the asset section of the unaudited pro forma condensed combined balance sheet.

4. Pro Forma Adjustments

        The unaudited pro forma condensed combined financial statements give effect to the joint venture formation transaction described in Note 1, as if it had occurred on March 30, 2008, for purposes of the unaudited pro forma condensed combined balance sheet and January 1, 2007, for purposes of the unaudited pro forma condensed combined income statements for the periods ended December 30, 2007 and March 30, 2008, respectively. The unaudited pro forma condensed combined income statements do not include any non-recurring charges that may arise as a result of the transaction described in Note 1. Adjustments to the unaudited pro forma condensed combined financial statements are as follows (in U.S.$ millions):

A    Pro forma adjustment to reflect the affiliate beer sales and cost of goods sold between MCBC and MillerCoors. These amounts were previously eliminated as intercompany transactions on consolidation of MCBC's results of operations.

B    Inventories are stated at the lower of cost or market. Cost is determined by last-in, first-out ("LIFO") method for substantially all inventories in MCBC's U.S. business. MillerCoors has elected to utilize the first-in, first-out ("FIFO") method to value inventories. The adjustments reflect MCBC's 42% of the adjustment to state pre-tax income at FIFO rather than LIFO, as it relates to the MCBC's U.S. business.

C    MCBC allocates advertising costs among the interim periods based on sales. MillerCoors will not follow this interim methodology but rather record such costs as incurred. This adjustment conforms the CBC interim period accounting to that to be followed by MillerCoors for MCBC's 42% interest. As this is only an interim allocation, no adjustment is necessary for the year ended December 30, 2007.

D    These items reflect adjustments to pension plan and other postretirement plan benefit costs, as a result of prospective changes to align accounting policies between the preexisting Miller and CBC pension plans and other postretirement benefit plans. MillerCoors has elected to amortize gains and losses to the extent accumulated unamortized gains and losses exceed 10% of the accumulated pension or postretirement benefit obligations, or 10% of the market value of assets, whichever is higher. This represents an accounting policy change for the Miller plans and thus is presented as part of a pro forma adjustment. MillerCoors has elected to use the market value method (rather than the market-related value method) to value plan assets. This represents an accounting policy change for the CBC plans and thus is also presented as part of the pro forma adjustment. The impact of these pro forma adjustments are reflected at MCBC's 42% interest.

E    To eliminate MCBC's 42% interest for costs incurred by Miller and CBC associated with the MillerCoors joint venture related to employee retention costs during the formation of the MillerCoors joint venture. These charges are considered non-recurring employee compensation costs associated with the formation of MillerCoors.

F    MCBC will incur all of the stock-based compensation associated with all preexisting equity awards to be settled in MCBC Class B common stock held by former CBC employees now employed by MillerCoors. The pro forma adjustment is to recognize the additional 58% of the stock-based compensation costs associated with those awards recognized and reported by MCBC's U.S. business.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements (Continued)

4. Pro Forma Adjustments (Continued)

G    In addition to adjustment described in pro forma adjustment F above, MCBC will record the impact of fair value related to stock-based compensation by those employees with preexisting MCBC stock-awards held by CBC employees now employed by MillerCoors, as a result of applying of mark to market accounting. The additional costs are related to stock awards to be settled in MCBC Class B common stock. Under Emerging Issues Task Force No. 00-12, "Accounting by an Investor for Stock-Based Compensation Granted to Employees of an Equity Method Investee," MillerCoors will recognize the fair value of the stock-based compensation incurred by MCBC on its behalf, and a corresponding capital contribution, as the costs are incurred on its behalf (that is, in the same periods as if MCBC had paid cash to those MillerCoors employees following guidance set forth in Emerging Issues Task Force No. 96-18, "Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services").

H    The pro forma adjustment is to eliminate all stock-based compensation impacts related to preexisting SABMiller equity awards held by Miller employees now employed by MillerCoors. MCBC will eliminate all of the costs associated with equity awards to be settled in SABMiller equity.

I    To amortize the difference between MCBC's basis in the net assets contributed to MillerCoors and its 42% basis in the net assets of MillerCoors. The basis difference was attributed to differences in the bases of the underlying assets. For those assets that are depreciated or amortized, positive or negative depreciation or are amortization will be recorded as an adjustment to the equity investment earnings in MillerCoors. For non-depreciable assets, such as brand intangibles and goodwill, no adjustment will be recorded to the MillerCoors equity method income unless there is an impairment.

        The following table details the difference between MCBC's basis in the CBC net assets contributed to MillerCoors and its 42% basis in the total contributed net assets of both Miller and CBC for assets that depreciate or amortize on an annual basis (in U.S.$ millions, except for years):

	Basis Difference	Life (in years)	Annual Amortization Income (Expense)
Buildings	$(43.5)	40	$(1.1)
Machinery and equipment	(79.2)	20	(3.9)
Software	8.2	3	2.7
Definite-lived intangibles	54.8	18	3.1

Total annual amortization income, net			$0.8

J    To eliminate 100% of the costs incurred by MCBC associated with the MillerCoors joint venture, consisting primarily of outside professional services. These charges are considered non-recurring costs associated with the formation of MillerCoors.

K    The interim adjustments to the total unaudited pro forma condensed combined income statements are tax affected at the combined quarterly non-discrete effective income tax rate of (24%), for the thirteen weeks ended March 30, 2008.

        The tax expense, for the year ended December 30, 2007, reflects the impact of the total adjustments to the unaudited pro forma condensed combined income statement tax affected at the combined U.S. federal and state statutory rate of 38% applied by MCBC.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements (Continued)

4. Pro Forma Adjustments (Continued)

        MillerCoors is a partnership and not a taxable entity, as such, MCBC will record its proportionate share of income taxes, as it relates the equity income in MillerCoors, in its consolidated income tax provision.

L    Pro forma adjustments to reflect the affiliate accounts receivable and accounts payable associated with MillerCoors previously eliminated in the consolidation of MCBC's balance sheet.

M    Pro forma adjustments to the unaudited pro forma condensed combined balance sheet to reflect MCBC's equity share of accumulated other comprehensive loss, net of the combined U.S. federal and state statutory income tax rate of 38%. The following table details the components of MillerCoors pro forma accumulated other comprehensive loss as of March 30, 2008 (in U.S.$ millions):

Accumulated other comprehensive loss attributable to assets and liabilities contributed from MCBC	$(244.2)
Accumulated other comprehensive loss attributable to assets and liabilities contributed from Miller	(21.2)
Pro forma adjustment to reflect changes in pension and other postretirement benefit plans	(25.7)

Total pro forma accumulated other comprehensive loss of MillerCoors	(291.1)

MCBC's 42% of MillerCoors accumulated other comprehensive income	(122.3)
Tax effect at MCBC's statutory combined federal and state income tax rate	46.7

MCBC's 42% of MillerCoors accumulated other comprehensive income, net of tax	$(75.6)

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Unaudited Pro Forma Condensed Combined Financial Statements
UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT For the Thirteen weeks ended March 30, 2008 (in U.S.$ millions, except per share data)
Notes to Unaudited Pro Forma Condensed Combined Financial Statements